Exhibit 10.47—Rescission Offer dated December __, 2000, addressed to Subscribers to the Reg S Offering

EXHIBIT 10.47

RESCISSION OFFER TO REG S OFFERING SUBSCRIBERS

To:	Subscribers to the $8.00 Per Share Offering of 500,000 Shares of Common Stock, no Par Value, of Telegen Corporation

From:	Telegen Corporation

Date:	December 14, 2000

        1.  On March 29, 2000 Telegen Corporation (“Telegen”) completed an offering (the “Offering”) of up to 500,000 shares of its common stock, no par value (the “Shares”), at a per share offering price of $8.00, pursuant to Regulation S of the Securities Act of 1933, as amended (the “Act”). The proceeds of the Offering are currently being held in escrow (the “Escrow”) by Preferred Bank, pursuant to the terms of an escrow agreement.

        2.  Pursuant to the terms of the Offering, Telegen is required to satisfy the following two conditions prior to the proceeds being released from Escrow:

              (a)  Approval of the United States Bankruptcy Court for the Northern District of California (the “Court”) of Telegen’s Plan of Reorganization (the “Plan”), on or before June 30, 2000; and

              (b)  Cause a registration statement covering the Shares to be declared effective with the U.S. Securities and Exchange Commission (“SEC”) no more than 180 days after the confirmation of the Plan.

              In the event that either of these conditions has not been met, the Offering proceeds are required to be promptly returned to the respective subscriber without interest thereon or deduction therefrom.

        3.  Although the Court ordered the confirmation of the Plan on June 28, 2000, Telegen will be unable to cause a registration statement covering the Shares to be declared effective with the SEC no more than 180 days after the confirmation of the Plan.

        4.  On December 14, 2000, Telegen and Pacific West Securities, Inc. amended the terms and conditions of the Offering as follows:

              (a)  The per share offering price is reduced from US$8.00 per share to US$3.25 per share of common stock, causing the number of shares of common stock subscribed by each subscriber to increase by a factor of 2.4615384 (rounded up to the next whole share);

              (b)  On or before December 22, 2000, Telegen shall have filed with the SEC:

              (i)  a registration statement to register the Shares for public sale, pursuant to the Act,

              (ii)  its Annual Reports for fiscal years ended December 31, 1998 and 1999, respectively, on Form 10-K or 10-KSB, pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”),

              (iii)  its Quarterly Reports for the fiscal quarters ended March 31, 2000, June 30, 2000, and September 30, 2000, respectively, on Form 10-Q or 10-QSB, pursuant to the Exchange Act, and

              (iv)  its Current Reports on Form 8-K, pursuant to the Exchange Act;

              (c)  On December 22, 2000, provided that each of the foregoing filings has occurred, all of the Offering proceeds held in Escrow, plus all interest accrued thereon, shall be released to Telegen. If any of the foregoing filings has not been made on or prior to December 22, 2000, all of the Offering proceeds held in Escrow shall be returned to the subscribers without interest or deduction;

              (d)  Telegen shall use its best efforts to cause its common stock to be quoted on the OTC Bulletin Board on or before January 9, 2001; and

              (e)  Telegen acknowledges that it is currently “in registration” (i.e., it is in the process of preparing and filing a registration statement with the SEC), has entered what is commonly referred to as the “quiet period” pursuant to the U.S. securities laws, and therefore is subject to the “gun jumping” regulations of the SEC. Nonetheless, Telegen believes that it is important to its business to attend the CES trade show in January 2001. Telegen shall use its good faith efforts to comply with the “gun jumping” regulations, and shall engage U.S. securities counsel to advise it in its efforts to comply with such regulations. Furthermore, Telegen shall engage U.S. securities counsel to accompany Telegen’s officers at the CES trade show in order to provide on-site advice to assist Telegen in its good faith efforts to comply with the “gun jumping” regulations.

              (f)  Telegen further agrees that, if the SEC determines that Telegen has committed a material violation of the “gun jumping” regulations and if, as a result of this material violation, the SEC cancels Telegen’s registration statement before it is declared effective by the SEC, then subscribers to this Offering may elect to have their full investment refunded with no deduction or interest within 15 days of election.

        5.  IF YOU DO NOT AGREE TO THE AMENDED TERMS OF THE OFFERING AS SET FORTH HEREIN, YOU MUST COMPLETE AND RETURN THE RESCISSION LETTER ATTACHED HERETO. THE SIGNED RESCISSION LETTER MUST BE RECEIVED BY PACIFIC WEST SECURITIES, INC. BEFORE END OF BUSINESS ON DECEMBER 22, 2000. IF PACIFIC WEST SECURITIES, INC. HAS NOT RECEIVED YOUR SIGNED RESCISSION LETTER BEFORE SUCH TIME, YOU WILL BE DEEMED TO HAVE CONFIRMED YOUR SUBSCRIPTION FOR THE SHARES AND TO HAVE REJECTED YOUR RIGHT TO RESCIND SUCH SUBSCRIPTION.

        If you have any questions regarding this matter, please contact your broker or Mr. William Swayne at 650-261-9400.

Very truly yours,

Jessica L. Stevens Chief Executive Officer

RESCISSION LETTER

PACIFIC WEST SECURITIES, INC.

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I HEREBY RESCIND MY SUBSCRIPTION FOR ________ SHARES OF COMMON STOCK, NO PAR VALUE, OF TELEGEN CORPORATION AND DEMAND A FULL REFUND OF MY SUBSCRIPTION PRICE WITHOUT INTEREST OR DEDUCTION.

SUBSCRIBER               DATE

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